SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2026

ULIXE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-252505	85-3978107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8 The Green, #20901

Dover, Delaware 19901

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (307) 316-8780

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 1) is being filed by Ulixe Corp. (the “Company”) solely to include, as Exhibit 17.2 hereto, the letter received from Mario Manzo pursuant to Item 5.02(a)(3) of Form 8-K regarding the disclosures in the Company’s Current Report on Form 8-K filed on June 18, 2026.

Except for the filing of Exhibit 17.2, this Amendment No. 1 does not amend, update, or modify any of the information contained in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 18, 2026.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
17.2	Letter of Mario Manzo, dated June 26, 2026, pursuant to Item 5.02(a)(3) of Form 8-K.
104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ulixe Corp.

Date:	June 29, 2026	By:	/s/ Vito Di Somma
		Name:	Vito Di Somma
		Title:	President

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